Subsequent events	6 Months Ended
Jun. 30, 2026
Subsequent events
Subsequent events

12.Subsequent events

BW LPG India entered into agreements to sell the 2007-built BW Elm and BW Birch in July and August 2026, respectively, with deliveries scheduled by August and mid-November 2026. On a 100% basis, the sales are expected to generate net book gains of approximately US$36 million for BW Elm and US$37 million for BW Birch, with net cash proceeds of approximately US$64 million for each vessel.

BW LPG entered into an agreement to sell the 2015-built BW Levant in July 2026, with the vessel scheduled for delivery to the buyer by mid-November 2026. The sale is expected to generate a net book gain and net cash proceeds of approximately US$17 million and US$38 million respectively.